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Exhibit 23.1

INDEPENDENT REGISTERED AUDITORS' CONSENT

        We consent to the use in this Registration Statement of Medicor Ltd. on Form SB-2, Amendment No. 6 dated May 12, 2006, of our report dated August 19, 2005, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Greenberg & Company LLC

Greenberg & Company LLC

Springfield, NJ

May 12, 2006

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INDEPENDENT REGISTERED AUDITORS' CONSENT